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                                                                    Exhibit 99.1

                       [THE COOPER COMPANIES LETTERHEAD]

                                                              21062 Bake Parkway
                                                           Lake Forest, CA 92630
                                                                    888-822-2660
                                                             Fax: (949) 768-3688

NEWS RELEASE
 CONTACT:

        Norris Battin
        The Cooper Companies, Inc.
        IR@COOPERCOMPANIES.COM

         THE COOPER COMPANIES, INC. HOLDS ANNUAL MEETING OF STOCKHOLDERS

LAKE FOREST, Calif., March 24, 2004--At its annual meeting held yesterday in New York City, stockholders of The Cooper Companies, Inc. (NYSE: COO) elected eight directors, ratified the appointment of KPMG LLP as the Company's auditors for fiscal 2004 and approved an amendment to the Company's Long-Term Incentive Plan.

In his remarks to stockholders, A. Thomas Bender, the Company's chief executive, said that Cooper has three major business objectives going forward:

     o To increase revenue and earnings 15% to 20% per year for the next five years.

     o To continue to be the world's fastest growing specialty contact lens company and achieve global market leadership later this decade.

     o To grow revenue at CooperSurgical, the Company's women's healthcare business, at mid- to high-teens rates over the next five years and achieve operating margins in the mid-twenty percent range.

Business Reviews

Bender said that he expects the worldwide soft contact lens market to grow in the high single digits over the next three years and then accelerate its growth into double-digits toward the end of the decade. Favorable market demographics throughout the industrialized world will drive this growth, as a new cohort of teenagers--the primary market for contact lenses--enters the market.

In addition, underpenetrated international markets offer great promise for improved soft contact lens acceptance. In the United States, over 20% of those requiring vision correction wear contact lenses, but in other major markets, their acceptance is significantly less. In Japan, the world's second largest contact lens market, only about 12% of people with visual defects wear contacts; in Europe, about 8% wear them.

"Given these favorable market dynamics and the continuing adoption by patients and practitioners of the specialty and value-added contact lens products that CVI is known for, I expect that CVI will continue to achieve low- to mid-teens revenue growth per year over the next five years," said Bender.








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"In the fastest growing specialty segment of the contact lens market, toric lenses that correct astigmatism, CVI's nearly 33% market share now leads the worldwide market, and we continue to introduce new specialty lens product throughout the world," said Bender. "CVI's revenue momentum continues, as market demand continues to shift from commodity lenses to specialty lenses and value-added spherical lenses, CVI's predominant product lines."

Bender said that he expects CooperSurgical (CSI), the Company's women's healthcare business, to expand its franchise through continued market consolidation and through accelerated internal growth from its expanded line of products used in incontinence, osteoporosis and reproductive medicine. In 2003, CSI grew 15%, including 2% from organic growth and the remainder from acquisitions.

Bender noted that CSI had recently completed two acquisitions. From privately held SURx, Inc., Cooper purchased the assets and associated worldwide license rights for the Laparoscopic (LP) and Transvaginal (TV) product lines of its Radio Frequency (RF) Bladder Neck Suspension technology, which uses radio frequency based thermal energy instead of implants to restore continence. In addition, Cooper purchased the business of Milex Products, Inc., a manufacturer and marketer of obstetric and gynecologic products and customized print services. In executing its business strategy, CSI has acquired more than 20 companies or product lines in the past eight years in the medical device sector of the women's healthcare market.

Revenue and Earnings Guidance

On March 2, 2004, Cooper issued its most recent revenue and earnings guidance:

     o For its fiscal year 2004, Cooper expects revenue of $480 million to $490 million, assuming no major changes in exchange rates, and earnings per share of $2.51 to $2.54.

     o For fiscal 2004, CooperVision (CVI), the Company's contact lens business, expects revenue of $380 million to $387 million, assuming no major changes in foreign exchange rates. CooperSurgical (CSI), expects revenue of $100 million to $103 million.

     o For the second fiscal quarter, Cooper expects revenue to range from $114 million to $118 million--$91 million to $93 million for CVI and $23 million to $25 million for CSI--with earnings per share ranging from 58 cents to 61 cents.

     o For fiscal year 2005, Cooper expects revenue to range between $535 million and $550 million and earnings per share to range between $2.97 and $3.04.


Board of Directors and Officers

Cooper's stockholders elected the following as members of the board of directors: A. Thomas Bender, president and chief executive officer of the Company; Michael H. Kalkstein, partner of Dechert, LLP; Moses Marx, general partner of United Equities; Donald Press, executive vice president of Broadway Management Company, Inc., and principal in the firm of Donald Press, P.C.; Steven Rosenberg, president, chief executive officer and chief financial officer of Berkshire Bancorp Inc.; Allan E. Rubenstein, M.D., chief executive officer of NexGenix Pharmaceuticals, LLC and a member of the faculty of the Mt. Sinai School of Medicine and the Mt. Sinai Neurofibromatosis Research and Treatment Center, Robert S. Weiss, executive vice president and











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chief financial officer of the Company; and Stanley Zinberg, M.D., executive vice president and vice president for practice activities for the American College of Obstetricians and Gynecologists.

Following the stockholders' meeting, the board elected A. Thomas Bender, chairman of the board and chief executive officer and president of The Cooper Companies, Inc., and president of CooperVision, Inc. and Allan E. Rubenstein, M.D., vice-chairman of the board and lead director.

The board also elected as officers of the Company: Robert S. Weiss, executive vice president and chief financial officer, B. Norris Battin, vice president investor relations and communications, Carol R. Kaufman, vice president of legal affairs, secretary and chief administrative officer, Rodney E. Folden, corporate controller, and David Acosta, treasurer.

Other Business

The shareholders also approved an amendment to the Company's Amended and Restated 2001 Long-Term Incentive Plan for Employees, which adds 250,000 shares to those available for issuance, and provides for the ability to issue up to 250,000 shares in the form of restricted stock awards.

Earnings Per Share

All per share amounts in this news release refer to diluted per share amounts.

Forward-Looking Statements

This news release contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These include certain statements about our capital resources, performance and results of operations. In addition, all statements regarding anticipated growth in our revenue, anticipated market conditions, planned product launches and results of operations are forward-looking. To identify these statements look for words like "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases. Discussions of strategy, plans or intentions often contain forward-looking statements. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise.

Events, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include major changes in business conditions, a major disruption in the operations of our manufacturing facilities, new competitors or technologies, significant delays in new product introductions, the impact of an undetected virus on our computer systems, acquisition integration delays or costs, increases in interest rates, foreign currency exchange exposure, investments in research and development and other start-up projects, dilution to earnings per share from acquisitions or issuing stock, worldwide regulatory issues, including product recalls and the effect of healthcare reform legislation, cost of complying with new corporate governance requirements, changes in tax laws or their interpretation, changes in geographic profit mix effecting tax rates, significant environmental cleanup costs above those already accrued, litigation costs including any related settlements or judgments, cost of business divestitures, the requirement to provide for a significant liability or to write off a significant asset, including impaired goodwill, changes in accounting principles or estimates, including the potential cost of expensing stock options, and other events described in our Securities and Exchange Commission filings, including the "Business" section in our Annual Report on Form 10-K for the year ended October 31, 2003.








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We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

Corporate Information

The Cooper Companies, Inc. manufactures and markets specialty healthcare products through its CooperSurgical and CooperVision units. Its corporate offices are in Lake Forest and Pleasanton, Calif. Its World Wide Web address is www.coopercos.com. A toll free interactive telephone system at 1-800-334-1986 provides stock quotes, recent press releases and financial data.

CooperVision manufacturers and markets contact lenses and ophthalmic surgery products. Headquartered in Lake Forest, Calif., it manufactures in Huntington Beach, Calif., Rochester, N.Y., Norfolk, Va., Adelaide, Australia, Hamble, England, Madrid, Spain and Toronto. Its Web address is www.coopervision.com.

CooperSurgical manufactures and markets diagnostic products, surgical instruments and accessories to the women's healthcare market. With headquarters and manufacturing facilities in Trumbull, Conn., it also manufactures in Bedminster, N.J., Cranford, N.J., Chicago, Fort Atkinson, Wis., Malmo, Sweden, Montreal and Berlin. Its World Wide Web address is www.coopersurgical.com.

Trademarks of The Cooper Companies, Inc., and its affiliates are italicized.



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